--------------------------------------------------------------------------------
                                    MORGAN STANLEY
                                   EMERGING MARKETS
                                      FUND, INC.
--------------------------------------------------------------------------------




                                  SEMI-ANNUAL REPORT
                                    JUNE 30, 1998
                         MORGAN STANLEY ASSET MANAGEMENT INC.
                                  INVESTMENT ADVISER





                                    MORGAN STANLEY
                             EMERGING MARKETS FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Michael F. Klein
PRESIDENT AND DIRECTOR

Peter J. Chase
DIRECTOR

John W. Croghan
DIRECTOR

David B. Gill
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Valerie Y. Lewis
SECRETARY

Joanna M. Haigney
TREASURER

Belinda A. Brady
ASSISTANT TREASURER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INVESTMENT ADVISER

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIANS

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11201

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

Boston Equiserve
Investor Relations Department
P.O. Box 644
Boston, Massachusetts 02102-0644
(800) 730-6001
--------------------------------------------------------------------------------
LEGAL COUNSEL

Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

LETTER TO SHAREHOLDERS
----------

For the six months ended June 30, 1998, the Morgan Stanley Emerging Markets Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of -8.10% compared with -15.84% for the IFC Global Total Return Composite Index (the "Index"). For the one year ended June 30, 1998, and for the period from commencement of operations on November 1, 1991 through June 30, 1998, the Fund's total return, based on net asset value per share, was -29.10% and 91.05%, respectively, compared with -38.58% and 17.42%, respectively, for the Index. On June 30, 1998, the closing price of the Fund's shares on the New York Stock Exchange was $9 3/8, representing a 20.6% discount to the Fund's net asset value per share.

The spectacular bust in Asia and the bear market in emerging countries have heightened the importance of resolving the issues plaguing these markets. In our view, investors are passing judgment that capitalism without democracy is fundamentally flawed, and they are demanding politically open systems which encourage the free flow of information of all kinds. This free flow of information is ultimately the best natural "regulator" in the world. A free press, full and frequent disclosure by corporations, government agencies and, in particular, the banking system is vital for vibrant and effective economic functioning.

It is our opinion that one of the most critical factors in the modernizing equation for poor countries, particularly democracies, is the specter of mass unemployment. Economic liberalization dramatically increases efficiency and is fundamentally deflationary in its early stages. Japan, Asia and Russia are in the throes of an inevitable adjustment, and Latin America, particularly Mexico, is in the early stages of recovering from one. In truly impoverished countries, unemployment is more than a statistic and a political inconvenience. Social safety nets are crucial in countries with high illiteracy and low or no labor mobility. Mass privatizations are critical, not only in increasing efficiency and accountability in large parts of the economy, but also as an important source of funding for social security and unemployment benefits.

At the micro economic level, a focus on shareholder values needs to replace the idea of old style "Asian Values", i.e., corporations must be run in the interest of the owners, and not directed by overweening politicians, ministries or run in the "national interest". In today's world of low and declining tariffs, intense global competition and readily available information, corporate survival will increasingly depend on producing goods and services of better quality at lower
prices.   The corporate largesse engendered by the corrupt nexus between politics and big business must end. Increasingly, the ability to extract earnings from assets that exceed their cost of capital will be key. Developing countries will have to focus on nurturing and producing a professional cadre of businessmen who can steer family-begun and run empires in a more competitive global landscape. Education at the management and employee level will be critical, otherwise technologically driven productivity jumps, primarily in the West, will erode one of the important competitive edges of the Emerging Markets -- cheap and plentiful labor.

To summarize, we believe there are several important lessons to be learned from the Asian currency crisis:

   - Consistency in fiscal, monetary and currency policy is crucial. Inconsistency is brutally punished.

   - Banking systems are the heart of an economy and must be carefully and rigorously supervised.

   - Bankruptcy laws are crucial cleansing solvents, and must be clearly stated and enforced.

   - Return on equity must exceed the cost of equity. Prices of both must be clear; shareholder and property rights must be respected in the capital markets and in the board room.

   - Deregulating capital markets without deregulating domestic industry is a disastrous combination.

During the second quarter, a round of Asian contagion spread throughout the emerging markets largely due to Japan's equity and currency malaise. The Fund's edge over the Index was largely driven by strong stock selection, particularly in Russia, Brazil, India, and Taiwan. Our underweight position in Malaysia was the single most important contributor to outperformance on a country basis as the market fell 46.1% during the second quarter. Also favorable was our overweight exposure to Poland and Turkey which returned -2.7% and +9.5%, respectively. The most notable negative was our underweight position in Greece which was up 17.8% over the quarter.

The recent turmoil in the emerging markets has led to steep declines in all the Latin markets. The Latin region fell 20.0% during the second quarter led by Venezuela (-40.2%), Brazil (-22.0%), and Chile (-21.7%). Peru was the best performing Latin market, falling 4.7%. Declining commodity prices (particularly oil and copper) and political noise given upcoming presidential elections (Brazil and Venezuela) have negatively affected these markets.

During the second quarter, we increased our Argentine exposure by approximately 2%, to a market weight position. This increase was driven by signs of economic strength and the government's commitment to reform. We trimmed 2% from our Brazilian holdings, bringing us to a market-neutral position. While Brazil offers attractive value and growth opportunities on a stock level, it suffers from deteriorating macro variables, such as a widening fiscal deficit and a vulnerable currency. In Argentina and Brazil, we are focusing on the telecom sector given its strong operating earnings growth and privatization potential. While remaining underweight, we increased (+1%) our Mexican exposure during the month of April. Our underweight position is driven by a deterioration in the macro environment (i.e., worsening trade account and expectations for higher inflation and interest rates). We are focusing on the consumer-related industries, such as beverages and retailers, given the continued strength of the Mexican consumer.

The Asian markets plunged 33.2% during the second quarter, driven by declines in Thailand (-52.6%), Indonesia (-52.5%), and Malaysia (-46.1%). The best performing Asian market was Taiwan, which fell 23.1%. Asia's abysmal returns were a result of renewed fears that Asia's currency markets would devalue again based on currency instability in Japan and Russia. Also disconcerting for the markets has been news of mounting bad bank loans, and rising interest rates, inflation and unemployment within South East Asia. The most notable political event took place in Indonesia, where President Suharto resigned on May 21 after leading the country for 32 years. Vice President Habibie replaced him (to the dismay of many student protesters) and has pledged new general elections next year. We expect that Habibie will be in office on a transitional basis.

The equity markets of the Indian sub-continent plummeted, with India and Pakistan falling 20.8% and 52.3%, respectively. Both markets toppled in the aftermath of nuclear tests, sparking renewed tension in the region and economic sanctions from the U.S. and Japan. We had been focusing on these markets as they offered good value and growth potential. Nevertheless, with the announcement of a disappointing Indian budget on June 1, we have begun to trim our overweight position there.

Europe, Middle East and Africa posted disparate returns. The laggards included Russia (-53.1%) and South Africa (-26.6%). Turkey and Israel were the star performers of this region, returning +9.5% and +5.8%, respectively. Russia's equity market was decimated in the second quarter given political changes, pressure on the currency, and oil price declines. At the end of March, President Yeltsin dismantled his cabinet in a successful effort to get rid of then Prime Minister Chernomyrdin. Yeltsin assembled his new team headed by Prime Minister Kiriyenko, who had previously been the Fuel and Energy Minister. In the short-term, sentiment deteriorated as fears over currency instability forced the central bank to hike interest rates by more than 100%.

South African equity and currency markets faced an arduous June, as returns spiraled downward throughout the month. The equity market fell 23.3% in June, including a 15.7% decline in the currency versus the dollar. A weak supply of foreign currency reserves left the government unable to ward off increasing pressure on the currency, as speculators sensed vulnerability. A lack of consistency in implementing monetary policy led to a loss of confidence in the central bank. The central bank continued to tinker with overnight repurchase rates throughout the month, only to induce more pessimism over the short-term future of the South African market. Ongoing structural problems in wages, which remain high in real terms, weaker dollar commodity prices and low economic growth conspired to create an overvalued rand vis-a-vis Asian currencies, further eroding the competitiveness of South African companies.

Over the course of the second quarter, we entered (+2%) the Greek market given our expectation for improving macroeconomic numbers as Greece prepares to join the European Union. We moved to an overweight stance on Hungary as a result of improving economic growth and declining inflation. Though still overweight, we trimmed 2% from our exposure to Russia as interest rates rose to astronomical levels. Lastly, while maintaining our underweight position, we added 3% to South Africa where we are focusing on the corporate restructuring story.

With most Asian markets down 75%-90% and others halved, we believe we are somewhere close to an important economic and market trough. The speed and size of the recovery in these countries will be a function of recognizing and resolving the issues discussed in our general overview. In Asia, we are in the midst of a Japan yen driven panic that has led to a second round of volatility in Asia. Nonetheless, the early indications are that Korea and Thailand in particular are starting to transform. Both these countries have new political leadership which should pave a clearer path to readjustment. With the market down 95% and Suharto ousted, it is easy, though glib to say that the worst is over in Indonesia. The repair work to construct both a free market economy and a functioning democracy is going to be long and painful. The ability of Russia and China to adapt to economic recessions and the intense pressure to devalue are important factors that have yet to play out.

The markets are in an unforgiving mood, having driven China/Hong Kong down 50% and Russia down 70%. There may be worse economic, and perhaps political news ahead, particularly if the Japanese mandarins don't take their heads out of the sand. However, we believe that the death knell to socialism's last and true champions has been struck and the evidence indicates that Darwinian adaptation is underway. Stock buybacks in Japan, chaebol asset sales in Korea, bankruptcy law formulation in Thailand and the passage of social security reform in Brazil are perhaps the first drops of rain after the long drought.

Asset valuations are near bargain levels. Investor sentiment is the most depressed that we have ever seen, and we are seeing the early signs of restructuring across several markets. Yen stability and some decisive action by Japan to end its crisis of confidence will most likely be the catalyst that arrests the current free fall in sentiment and prices.

On July 28, 1998 the Fund announced that its Board of Directors had authorized a share repurchase program for the Fund for the purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. The Fund commenced the repurchase program in July 30th, and will continue to repuchase the Fund's outstanding shares at such times and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors. We will update you on the progress of the repurchase program in future shareholder reports.

Beginning with this report, we are discontinuing our practice of designating an individual portfolio manager to sign our reports to shareholders in order to better reflect the "Team" investment approach of the Fund's investment adviser, Morgan Stanley Asset Management ("MSAM"). The global emerging markets team at MSAM has general oversight of the investment management of the Fund. Madhav Dhar and Robert L. Meyer continue to have primary responsibility for the day-to-day management of the Fund's assets.

Sincerely,


/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR

July 1998

Morgan Stanley Emerging Markets Fund, Inc.
Investment Summary as of June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


HISTORICAL
INFORMATION                                                                TOTAL RETURN (%)
                                          -----------------------------------------------------------------------------------
                                              MARKET VALUE (1)            NET ASSET VALUE (2)               INDEX (3)
                                          -----------------------       -----------------------       -----------------------
                                                          AVERAGE                       AVERAGE                       AVERAGE
                                          CUMULATIVE       ANNUAL       CUMULATIVE       ANNUAL       CUMULATIVE       ANNUAL
                                          ----------      -------       ----------      -------       ----------      -------
               Fiscal Year to Date         -13.32%            --          -8.10%            --         -15.84%             -
               One Year                    -36.58         -36.58%        -29.10         -29.10%        -38.58         -38.58%
               Five Year                    -6.93+         -1.43+         29.86+          5.37+          1.93           0.38
               Since Inception*             51.66+          6.45+         91.05+         10.20+         17.42           2.44


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

                                      [GRAPH]


                                                             YEAR ENDED DECEMBER 31,                               SIX MONTHS
                                                                                                                      ENDED
                                                                                                                     JUNE 30,
                                  1991*       1992       1993         1994        1995         1996        1997        1998
                                 -------    ------      ------       ------      ------       ------      ------   ----------
Net Asset Value Per Share . .    $ 14.71    $ 16.74    $ 28.20      $ 20.30     $ 14.69      $ 15.69     $ 15.52    $ 11.81
Market Value Per Share  . . .    $ 14.25    $ 18.13    $ 31.63      $ 21.50     $ 15.50      $ 13.88     $ 13.06    $  9.38
Premium/(Discount). . . . . .       -3.1%       8.3%      12.2%         5.9%        5.5%       -11.5%      -15.9%     -20.6%
Income Dividends. . . . . . .    $  0.04    $  0.01         --           --          --      $  0.05     $  0.01    $  0.11
Capital Gains Distributions .         --    $  0.01    $  1.49      $  6.50     $  1.29      $  0.98     $  0.01    $  2.18
Fund Total Return (2) . . . .       4.61%     13.94%     95.22%+      -5.33%     -16.30%+      13.84%      -0.97%     -8.10%
Index Total Return (3). . . .       3.25%      0.33%     67.52%       -0.51%     -12.34%        7.84%     -14.42%    -15.84%


(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The IFC Global Total Return Composite Index is an unmanaged index of common stocks of developing countries in Latin America, East and South Asia, Europe, the Middle East and Africa, including dividends.
  *  The Fund commenced operations on November 1, 1991.
  + This return does not include the effect of the rights issued in connection with the Rights Offering.

Morgan Stanley Emerging Markets Fund, Inc.
Investment Summary as of June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

                                    [CHART]

Equity Securities                    (96.1%)
Debt Instruments                      (0.2%)
Short Term Instruments                (3.7%)

--------------------------------------------------------------------------------
SECTORS

                                    [CHART]

Appliances & Household Durables       (2.7%)
Banking                              (10.5%)
Beverages & Tobacco                   (8.8%)
Broadcasting & Publishing             (3.8%)
Electronic Components & Instruments   (4.3%)
Energy Sources                        (4.7%)
Metals -- Steel                       (2.4%)
Multi-industry                        (4.8%)
Other                                (24.8%)
Utilities -- Electrical & Gas         (3.9%)
Telecommunications                   (29.3%)

--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS

                                    [CHART]

Brazil                               (16.6%)
Mexico                                (9.2%)
Russia                                (8.7%)
Turkey                                (8.2%)
South Africa                          (7.5%)
Other                                (25.7%)
Korea                                 (4.0%)
Israel                                (4.2%)
Argentina                             (4.3%)
Taiwan                                (5.0%)
India                                 (6.6%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS

                                            PERCENT OF
                                            NET ASSETS
                                            ----------
   1.  Telebras (Brazil)                       6.3%
   2.  Global Tele-Systems Ltd. (Russia)       5.8
   3.  CRT (Brazil)                            3.1
   4.  Telmex (Mexico)                         2.9
   5.  Yapi Ve Kredi Bankasi (Turkey)          2.8
   6.  Telefonica Argentina (Argentina)        2.5
   7.  FEMSA (Mexico)                          2.3
   8.  Efes Sinai Yatirim (Turkey)             2.3
   9.  Cemig (Brazil)                          1.9
  10.  Samsung Electronics Co. (Korea)         1.7
                                            ----------
                                              31.6%
                                            ----------
                                            ----------

FINANCIAL STATEMENTS
--------
STATEMENT OF NET ASSETS (Unaudited)
--------
JUNE 30, 1998

                                                                                              VALUE
                                                                              SHARES          (000)
----------------------------------------------------------------------------------------------------
COMMON STOCKS (97.1%)
(Unless otherwise noted)
----------------------------------------------------------------------------------------------------
ARGENTINA (4.3%)
AUTOMOBILES
    CIADEA                                                                          1  U.S.$      -- @
                                                                                       -------------
ENERGY SOURCES
    YPF ADR                                                                    44,760          1,346
                                                                                       -------------
TELECOMMUNICATIONS
    Nortel ADR                                                                 27,415            682
    Telecom Argentina ADR                                                      93,642          2,791
    Telefonica Argentina ADR                                                  210,525          6,829
                                                                                       -------------
                                                                                              10,302
                                                                                       -------------
                                                                                              11,648
                                                                                       -------------
----------------------------------------------------------------------------------------------------
BRAZIL (16.6%)
BANKING
     Banco Bradesco (Preferred)                                           196,156,974          1,645
(a,b)Banco Nacional (Preferred)                                            61,598,720              3
     Unibanco (Preferred) GDR                                                  79,000          2,330
                                                                                       -------------
                                                                                               3,978
                                                                                       -------------
BEVERAGES & TOBACCO
    Brahma (Preferred)                                                      4,293,209          2,673
    Brahma (Preferred) ADR                                                      3,454             43
                                                                                       -------------
                                                                                               2,716
                                                                                       -------------
ENERGY SOURCES
    Petrobras (Preferred)                                                   6,816,999          1,267
    Petrobras ADR 144A                                                         22,595            422
                                                                                       -------------
                                                                                               1,689
                                                                                       -------------
FOOD & HOUSEHOLD PRODUCTS
    Pao de Acucar (Preferred)                                               6,460,000            145
 (a)Pao de Acucar (Preferred) ADR
      144A                                                                     19,305            423
                                                                                       -------------
                                                                                                 568
                                                                                       -------------
MERCHANDISING
 (a)Lojas Arapua (Preferred)                                               30,412,000             19
 (a)Lojas Arapua (Preferred) ADR                                               31,540             17
    Lojas Renner (Preferred)                                               14,237,000            419
                                                                                       -------------
                                                                                                 455
                                                                                       -------------
METALS -- NON-FERROUS
    CVRD (Preferred)                                                           16,102            320
    CVRD (Preferred) ADR                                                       42,769            904
                                                                                       -------------
                                                                                               1,224
                                                                                       -------------
TELECOMMUNICATIONS
    CRT (Preferred) 'A'                                                     7,602,541          8,289
    CRT Receipts                                                              286,847            313
    Telebras                                                                6,831,000            543
    Telebras (Preferred)                                                   48,651,183          5,292
    Telebras (Preferred) ADR                                                  103,123         11,260
 (a)Telerj Cellular (Preferred) 'B'                                         3,113,000            183
    Telesp (Preferred)                                                      1,999,313            470
TELECOMMUNICATIONS (Continued)
(a,b)Telesp (Preferred) (Rights)                                               93,963  U.S.$       2
  (a)Telesp Cellular (Preferred) 'B'                                       19,315,313          1,603
                                                                                       -------------
                                                                                              27,955
                                                                                       -------------
TEXTILES & APPAREL
   Coteminas                                                                2,200,500            599
   Coteminas ADR 144A                                                          23,460            320
   Encorpar                                                                 2,980,000              7
                                                                                       -------------
                                                                                                 926
                                                                                       -------------
UTILITIES -- ELECTRICAL & GAS
   Cemig (Preferred)                                                      110,193,230          3,430
   Cemig (Preferred) ADR                                                       44,068          1,364
   Cemig (Preferred) ADR 144A                                                   9,209            292
(a)EBE (Preferred)                                                            273,700              4
   Eletricidade de Sao Paulo (Preferred)                                      273,700             20
(a)EMAE (Preferred)                                                           273,700             -- @
   EPTE (Preferred)                                                           273,700              1
   Light Services de Electricidad                                             334,349            103
        Lightpar                                                              161,000             -- @
                                                                                       -------------
                                                                                               5,214
                                                                                       -------------
                                                                                              44,725
                                                                                       -------------
----------------------------------------------------------------------------------------------------
CHILE (0.7%)
BEVERAGES & TOBACCO
   CCU ADR                                                                     28,420            601
                                                                                       -------------
MERCHANDISING
   Santa Isabel ADR                                                            13,022            143
                                                                                       -------------
UTILITIES -- ELECTRICAL & GAS
   Endesa ADR                                                                  17,235            246
   Enersis ADR                                                                 30,835            753
                                                                                       -------------
                                                                                                 999
                                                                                       -------------
                                                                                               1,743
                                                                                       -------------
----------------------------------------------------------------------------------------------------
CHINA (0.7%)
AUTOMOBILES
   Qingling Motors Co. 'H'                                                    484,000            134
                                                                                       -------------
ENERGY SOURCES
(a)Yanzhou Coal Mining Co., Ltd. ADR                                           68,330            666
                                                                                       -------------
TRANSPORTATION -- ROAD & RAIL
   Zhenhai Refining & Chemical Co., Ltd. 'H'                                4,046,000            522
                                                                                       -------------
UTILITIES -- ELECTRICAL & GAS
(a)Huaneng Power International, Inc. ADR                                       42,385            570
                                                                                       -------------
                                                                                               1,892
                                                                                       -------------
----------------------------------------------------------------------------------------------------
COLOMBIA (0.0%)
BANKING
   Bancolombia (Preferred)                                                      6,249             12
                                                                                       -------------
----------------------------------------------------------------------------------------------------


      The accompanying notes are an integral part of these financial statements.

                                                                                               VALUE
                                                                               SHARES          (000)
----------------------------------------------------------------------------------------------------
EGYPT (1.7%)
BANKING
   Commercial International Bank                                               50,747  U.S.$     559
                                                                                       -------------
BEVERAGES & TOBACCO
   Al-Ahram Beverages Co. GDR                                                  12,000            377
   Eastern Tobacco                                                             31,090            558
                                                                                       -------------
                                                                                                 935
                                                                                       -------------
BUILDING MATERIALS & COMPONENTS
   Ameriyah Cement Co.                                                         30,000            519
   Helwan Portland Cement Co.                                                  34,500            521
                                                                                       -------------
                                                                                               1,040
                                                                                       -------------
CHEMICALS
   Egyptian Finance & Industrial Co.                                           29,700            636
   Paints & Chemical Industries                                                 2,000             57
   Paints & Chemical Industries
     GDR                                                                       55,700            493
                                                                                       -------------
                                                                                               1,186
                                                                                       -------------
MULTI-INDUSTRY
   Industrial & Engineering Enterprises Co.                                    11,690            190
                                                                                       -------------
REAL ESTATE
   Madinet Nasr Housing & Development                                           7,000            335
                                                                                       -------------
UTILITIES - ELECTRICAL & GAS
   Egypt Gas Co.                                                                3,500            336
                                                                                       -------------
                                                                                               4,581
                                                                                       -------------
----------------------------------------------------------------------------------------------------
GREECE (2.2%)
BANKING
   National Bank of Greece                                                      4,440            570
                                                                                       -------------
ENERGY SOURCES
(a)Helenic Petroleum                                                           55,470            454
                                                                                       -------------
TELECOMMUNICATIONS
   Hellenic Telecommunication Organization                                    137,097          3,518
                                                                                       -------------
(a)STET Hellas Telecommunications
     ADR                                                                       30,290          1,257
                                                                                       -------------
                                                                                               4,775
                                                                                       -------------
                                                                                               5,799
                                                                                       -------------
----------------------------------------------------------------------------------------------------

HONG KONG (1.4%)
BROADCASTING & PUBLISHING
   South China Morning Post (Holdings) Ltd.                                   795,000            382
                                                                                       -------------
MULTI-INDUSTRY
   China Resources Enterprise Ltd.                                            243,000            251
   Ng Fung Hong Ltd.                                                        1,226,000            846
   Shanghai Industrial Holdings Ltd.                                           73,000            172
                                                                                       -------------
                                                                                               1,269
                                                                                       -------------
REAL ESTATE
   Sun Hung Kai Properties Ltd.                                               129,000            548
                                                                                       -------------
TRANSPORTATION -- ROAD & RAIL
   Zhejiang Expressway Co., Ltd. 'H'                                        1,683,000  U.S.$     283
                                                                                       -------------
UTILITIES -- ELECTRICAL & GAS
   CLP Holdings Ltd.                                                          306,000          1,394
                                                                                       -------------
                                                                                               3,876
                                                                                       -------------
----------------------------------------------------------------------------------------------------
HUNGARY (2.8%)
BANKING
   OTP Bank Rt.                                                                16,200            796
                                                                                       -------------
ENERGY SOURCES
(a)MOL Magyar Olaj-es Gazipari Rt. GDR                                        152,190          4,102
                                                                                       -------------
HEALTH & PERSONAL CARE
   Richter Gedeon Rt.                                                          13,663          1,100
(a)Richter Gedeon Rt. GDR                                                       3,100            254
                                                                                       -------------
                                                                                               1,354
                                                                                       -------------
TELECOMMUNICATIONS
   Matav Tavkozlesi Rt.                                                        42,700            248
(a)Matav Tavkozlesi Rt. ADR                                                    37,740          1,111
                                                                                       -------------
                                                                                               1,359
                                                                                       -------------
                                                                                               7,611
                                                                                       -------------
----------------------------------------------------------------------------------------------------
INDIA (6.4%)
AUTOMOBILES
   Bajaj Auto Ltd.                                                            110,300          1,488
   Hero Honda Ltd.                                                             85,550          1,767
   Tata Engineering &
     Locomotive Ltd.                                                              797              3
                                                                                       -------------
                                                                                               3,258
                                                                                       -------------
BANKING
(a)State Bank of India Ltd.                                                     5,100             25
                                                                                       -------------
BEVERAGES & TOBACCO
   ITC Ltd.                                                                    57,412            883
                                                                                       -------------
CHEMICALS
   Reliance Industries Ltd.                                                     1,604              5
                                                                                       -------------
DATA PROCESSING & REPRODUCTION
   Infosys Technology Ltd.                                                     20,000          1,049
                                                                                       -------------
ELECTRICAL & ELECTRONICS
   Bharat Heavy Electricals Ltd.                                              732,100          4,247
                                                                                       -------------
ENERGY SOURCES
(a)Bharat Petroleum Corp., Ltd.                                                23,500            194
   Hindustan Petroleum Corp., Ltd.                                             31,000            286
                                                                                       -------------
                                                                                                 480
                                                                                       -------------
FINANCIAL SERVICES
   Housing Development Finance Corp., Ltd.                                     26,933          1,901
                                                                                       -------------
HEALTH & PERSONAL CARE
   Hoechst Marion Roussel India Ltd.                                           50,000            467
                                                                                       -------------
----------------------------------------------------------------------------------------------------


      The accompanying notes are an integral part of these financial statements.

                                                                                               VALUE
                                                                               SHARES          (000)
----------------------------------------------------------------------------------------------------
INDIA (Continued)
Industrial Components
   Apollo Tyres Ltd.                                                            8,675  U.S.$      18
   ITW Signode India Ltd.                                                     136,800            181
   MRF Ltd.                                                                    10,000            455
                                                                                       -------------
                                                                                                 654
                                                                                       -------------
MACHINERY & ENGINEERING
   Larsen & Toubro Ltd.                                                        43,000            233
   Larsen & Toubro Ltd. GDR                                                    60,000            561
   Thermax Ltd.                                                                    50             -- @
                                                                                       -------------
                                                                                                 794
                                                                                       -------------
MULTI-INDUSTRY
(a,d)Morgan Stanley Growth Fund                                              6,881,800           974
                                                                                       -------------
TRANSPORTATION -- ROAD & RAIL
   Container Corp. of India Ltd.                                              221,500          2,387
                                                                                       -------------
                                                                                              17,124
                                                                                       -------------
----------------------------------------------------------------------------------------------------
INDONESIA (0.9%)
BEVERAGES & TOBACCO
   Gudang Garam                                                               834,160            492
                                                                                       -------------
BUILDING MATERIALS & COMPONENTS
   Semen Gresik                                                               173,500             99
                                                                                       -------------
ENERGY SOURCES
(a)Gulf Indonesia Resources Ltd.                                               15,800            182
                                                                                       -------------
FOREST PRODUCTS & PAPER
   Indah Kait Pulp & Paper                                                  3,264,905            625
                                                                                       -------------
TELECOMMUNICATIONS
   Telekomunikasi Indonesia                                                 3,103,000            878
   Telekomunikasi Indonesia ADR                                                34,170            199
                                                                                       -------------
                                                                                               1,077
                                                                                       -------------
                                                                                               2,475
                                                                                       -------------
----------------------------------------------------------------------------------------------------
ISRAEL (4.2%)
BANKING
   Bank Hapoalim Ltd.                                                         616,470          1,864
   First International Bank of
     Israel '5'                                                               192,020          1,502
                                                                                       -------------
                                                                                               3,366
                                                                                       -------------
ELECTRICAL & ELECTRONICS
(a)Elbit Systems Ltd.                                                               1             -- @
                                                                                       -------------
ELECTRONIC COMPONENTS & INSTRUMENTS
(a)Orbotech Ltd.                                                               30,514          1,110
                                                                                       -------------
ENERGY SOURCES
(a)Dor Energy  Ltd.                                                            42,500            306
                                                                                       -------------
MERCHANDISING
   Super Sol Ltd.                                                             963,400          3,174
                                                                                       -------------
MULTI-INDUSTRY
   Koor Industries Ltd.                                                        29,950          3,461
                                                                                       -------------
                                                                                              11,417
                                                                                       -------------
----------------------------------------------------------------------------------------------------
KOREA (4.0%)
APPLIANCES & HOUSEHOLD DURABLES
   Samsung Electronics Co.                                                    145,475  U.S.$   4,503
   Samsung Electronics Co.
     GDR -- New 144A                                                            3,072             43
                                                                                       -------------
                                                                                               4,546
                                                                                       -------------
BUILDING MATERIALS & COMPONENTS
   Hankuk Glass Industry Co., Ltd.                                             43,000            470
                                                                                       -------------
ELECTRONIC COMPONENTS & INSTRUMENTS
   S1 Corp.                                                                     9,360            947
                                                                                       -------------
INSURANCE
   Samsung Fire & Marine Insurance Co.                                             70             12
                                                                                       -------------
METALS -- STEEL
(b)Pohang Iron & Steel Co., Ltd.                                              119,790          3,927
                                                                                       -------------
TELECOMMUNICATIONS
(b)SK Telecom Co., Ltd.                                                         2,043            923
                                                                                       -------------
                                                                                              10,825
                                                                                       -------------
----------------------------------------------------------------------------------------------------
MALAYSIA (2.4%)
BANKING
   Malayan Banking Bhd                                                        606,000            610
                                                                                       -------------
BEVERAGES & TOBACCO
   Carlsberg Brewery Malaysia Bhd                                              37,000            112
   R.J. Reynolds Bhd                                                          106,000            147
   Rothmans of Pall Mall Bhd                                                  109,200            757
                                                                                       -------------
                                                                                               1,016
                                                                                       -------------
ENERGY SOURCES
   Petronas Gas Bhd                                                           327,000            607
                                                                                       -------------
FOOD & HOUSEHOLD PRODUCTS
   Nestle Bhd                                                                  80,000            362
                                                                                       -------------
LEISURE & TOURISM
   Genting Bhd                                                                431,400            779
(a)Magnum Corp. Bhd                                                           288,000            107
                                                                                       -------------
                                                                                                 886
                                                                                       -------------
MISCELLANEOUS MATERIALS & COMMODITIES
   Golden Hope Plantations Bhd                                                418,000            383
   Kuala Lumpur Kepong Bhd                                                    259,000            418
                                                                                       -------------
                                                                                                 801
                                                                                       -------------
TELECOMMUNICATIONS
   Technology Resources Industries Bhd                                        226,000            155
   Telekom Malaysia Bhd                                                       723,000          1,220
                                                                                       -------------
                                                                                               1,375
                                                                                       -------------
TRANSPORTATION -- SHIPPING
   Malaysian International Shipping Bhd
     (Foreign)                                                                105,000            153
                                                                                       -------------
UTILITIES -- ELECTRICAL & GAS
   Tenaga Nasional Bhd                                                        620,000            747
                                                                                       -------------
                                                                                               6,557
                                                                                       -------------
----------------------------------------------------------------------------------------------------


      The accompanying notes are an integral part of these financial statements.

                                                                                               VALUE
                                                                               SHARES          (000)
----------------------------------------------------------------------------------------------------
MEXICO (9.2%)
BANKING
(a)Banacci 'B'                                                                565,790  U.S.$   1,102
(a)Banacci 'L'                                                                 45,447             73
   Bancomer 'B'                                                               207,250             77
   Bancomer 'B' ADR 144A                                                       29,660            219
                                                                                       -------------
                                                                                               1,471
                                                                                       -------------
BEVERAGES & TOBACCO
(a)FEMSA                                                                      190,915          5,946
(a)FEMSA ADR                                                                    6,268            197
                                                                                       -------------
                                                                                               6,143
                                                                                       -------------
BROADCASTING & PUBLISHING
(a)Televisa CPO GDR                                                           100,844          3,794
   TV Azteca ADR                                                               35,401            383
                                                                                       -------------
                                                                                               4,177
                                                                                       -------------
BUILDING MATERIALS & COMPONENTS
   Cemex 'B'                                                                   10,740             47
   Cemex 'B' ADR                                                               41,876            369
   Cemex CPO                                                                  413,040          1,548
   Cemex CPO ADR                                                              145,999          1,096
                                                                                       -------------
                                                                                               3,060
                                                                                       -------------
HEALTH & PERSONAL CARE
   Kimberly Clark de Mexico 'A'                                               566,516          2,001
                                                                                       -------------
TELECOMMUNICATIONS
   Telmex ADR                                                                  14,070            676
   Telmex 'L' ADR                                                             148,907          7,157
                                                                                       -------------
                                                                                               7,833
                                                                                       -------------
                                                                                              24,685
                                                                                       -------------
----------------------------------------------------------------------------------------------------
PAKISTAN (1.9%)
CHEMICALS
   Fauji Fertilizer Co., Ltd.                                               1,335,700          1,442
                                                                                       -------------
ENERGY SOURCES
   Pakistan State Oil Co., Ltd.                                               166,918            264
                                                                                       -------------
TELECOMMUNICATIONS
   Pakistan Telecommunications
     Corp.                                                                  7,743,700          2,721
   Pakistan Telecommunications
     Corp. GDR                                                                  7,650            264
                                                                                       -------------
                                                                                               2,985
                                                                                       -------------
UTILITIES -- ELECTRICAL & GAS
   Hub Power Co.                                                              466,000            128
(a)Sui Northern Gas Co.                                                       886,995            167
                                                                                       -------------
                                                                                                 295
                                                                                       -------------
                                                                                               4,986
                                                                                       -------------
----------------------------------------------------------------------------------------------------
PHILIPPINES (1.8%)
BEVERAGES & TOBACCO
   San Miguel Corp. 'B'                                                       616,560            813
                                                                                       -------------
MULTI-INDUSTRY
   Ayala Corp.                                                              3,345,120            862
                                                                                       -------------
REAL ESTATE
   Ayala Land, Inc. 'B'                                                        67,032  U.S.$      19
   SM Prime Holdings, Inc. 'B'                                              3,862,580            612
                                                                                       -------------
                                                                                                 631
                                                                                       -------------
TELECOMMUNICATIONS
   Philippine Long Distance
     Telephone Co.                                                             71,390          1,626
   Philippine Long Distance
     Telephone Co. ADR                                                          6,000            136
                                                                                       -------------
                                                                                               1,762
                                                                                       -------------
UTILITIES -- ELECTRICAL & GAS
   Manila Electric Co. 'B'                                                    329,490            869
                                                                                       -------------
                                                                                               4,937
                                                                                       -------------
----------------------------------------------------------------------------------------------------
POLAND (3.3%)
BANKING
   Bank Handlowy W Warszawie                                                   16,039            306
   Bank Rozwoju Eksportu                                                       24,750            671
(a)Bank Rozwoju Eksportu (Rights)                                              24,750              7
   Bank Slaski                                                                  8,300            557
   BIG Bank Gdanski GDR                                                        60,000          1,167
   BIG Bank Inicjatyw                                                         192,900            257
                                                                                       -------------
                                                                                               2,965
                                                                                       -------------
CHEMICALS
(a,c)Eastbridge                                                                33,600          2,259
     Polifarb Cieszyn - Wroclaw                                               118,603            306
     Polifarb Cieszyn - Wroclaw
       (Rights)                                                                 3,268              8
                                                                                       -------------
                                                                                               2,573
                                                                                       -------------
CONSTRUCTION & HOUSING
(a)Exbud GDR                                                                   13,440            162
                                                                                       -------------
FOOD & HOUSEHOLD PRODUCTS
(a)Agros Holdings 'C'                                                          36,870            539
                                                                                       -------------
INDUSTRIAL COMPONENTS
(a)Debica                                                                      24,000            482
                                                                                       -------------
WHOLESALE & INTERNATIONAL TRADE
(a)Elektrim                                                                   174,231          2,124
                                                                                       -------------
                                                                                               8,845
                                                                                       -------------
----------------------------------------------------------------------------------------------------
RUSSIA (8.7%)
BROADCASTING & PUBLISHING
(a,b)Storyfirst Communications, Inc.
     'C' (Preferred)                                                              270            386
(a,b)Storyfirst Communications, Inc.
     'D' (Preferred)                                                              720          1,030
(a,b)Storyfirst Communications, Inc.
     'E' (Preferred)                                                              780          1,115
(a,b)StoryFirst Communications, Inc.
     'F' (Preferred)                                                              139            398
(a,b)Storyfirst Communications, Inc.,
     First Section, (Convertible)                                                 604            863
----------------------------------------------------------------------------------------------------



      The accompanying notes are an integral part of these financial statements.


                                                                                               VALUE
                                                                               SHARES          (000)
----------------------------------------------------------------------------------------------------
RUSSIA (CONTINUED)
(a,b)Storyfirst Communications, Inc.,
     First Section, Tranche I
     (Convertible)                                                                 35  U.S.$      50
(a,b)Storyfirst Communications, Inc.,
     Second Section, Tranche II
     (Convertible)                                                                152            217
(a,b)Storyfirst Communications, Inc.,
     Tranche IV (Convertible)                                                     207            296
                                                                                       -------------
                                                                                               4,355
                                                                                       -------------
ENERGY SOURCES
   AO Tatneft ADR                                                              28,805            223
   Lukoil Holdings ADR                                                          8,550            286
   Mosenergo                                                                  594,000             30
   Surgutneftegaz ADR                                                          53,537            214
   Surgutneftegaz (Preferred)                                                  11,700             47
                                                                                       -------------
                                                                                                 800
                                                                                       -------------
FOREST PRODUCTS & PAPER
(b)Alliance Cellulose Ltd. 'B'                                                156,075            621
                                                                                       -------------
MULTI-INDUSTRY
   Pliva d.d. GDR 144A                                                         24,150            393
                                                                                       -------------
TELECOMMUNICATIONS
  (a)Global Tele-Systems Ltd.                                                 321,427         15,670
(a,b)Russian Telecom Development
     Corp.                                                                    176,000            836
  (a)Vimpel-Communications ADR                                                 18,112            810
                                                                                       -------------
                                                                                              17,316
                                                                                       -------------
                                                                                              23,485
                                                                                       -------------
----------------------------------------------------------------------------------------------------
SOUTH AFRICA (7.5%)
BANKING
   Coronation Holdings Ltd.
     'N' - New                                                                 19,700            296
   NBS Boland Group Ltd.                                                      927,350          1,206
   Orion Selections Ltd.                                                      293,970            365
   Orion Selections Holdings Ltd.                                             435,570            736
                                                                                       -------------
                                                                                               2,603
                                                                                       -------------
BEVERAGES & TOBACCO
   Rembrandt Group Ltd.                                                       155,485            972
   South African Breweries Ltd.                                                80,730          1,664
                                                                                       -------------
                                                                                               2,636
                                                                                       -------------
BROADCASTING & PUBLISHING
(a)Primedia Ltd.                                                               98,500            647
                                                                                       -------------
BUSINESS & PUBLIC SERVICES
   Persetel Holdings Ltd.                                                     167,600          1,500
   The Education Investment
     Corp., Ltd.                                                              476,114            865
                                                                                       -------------
                                                                                               2,365
                                                                                       -------------
CHEMICALS
   SASOL Ltd.                                                                 356,040          2,066
(a)SASOL Ltd. 8.50%
     (Convertible Preferred)                                                    3,200             18
                                                                                       -------------
                                                                                               2,084
                                                                                       -------------
FINANCIAL SERVICES
   ABSA Group Ltd.                                                            138,140  U.S.$     864
                                                                                       -------------
FOOD & HOUSEHOLD PRODUCTS
   Illovo Sugar Ltd.                                                          387,500            484
                                                                                       -------------
INSURANCE
   Forbes Group Ltd.                                                          122,000            242
   Liberty Life Association
     of Africa Ltd.                                                           104,078          2,033
                                                                                       -------------
                                                                                               2,275
                                                                                       -------------
MERCHANDISING
   Ellerine Holdings Ltd.                                                     239,880          1,317
                                                                                       -------------
MISCELLANEOUS MATERIALS & COMMODITIES
   Malbak Ltd.                                                                224,375            152
                                                                                       -------------
MULTI-INDUSTRY
   Barlow Ltd.                                                                 73,432            388
   Bidvest Group Ltd.                                                          94,968            726
(d)Morgan Stanley Africa
     Investment Fund,  Inc.                                                    74,015            879
(a)New Africa Investments
     Ltd. (Preferred) 'N'                                                   1,480,100          1,588
   Woolworths Holdings Ltd.                                                   781,100            580
                                                                                       -------------
                                                                                               4,161
                                                                                       -------------
RETAIL -- MAJOR DEPARTMENT STORES
   Protea Furnishers Ltd.                                                     673,671            478
                                                                                       -------------
                                                                                              20,066
                                                                                       -------------
----------------------------------------------------------------------------------------------------
TAIWAN (5.0%)
BANKING
(a)Chinatrust Commercial Bank                                               1,166,000          1,150
                                                                                       -------------
CONSTRUCTION & HOUSING
(a)Kuoyang Construction                                                       382,500            601
                                                                                       -------------
ELECTRONIC COMPONENTS & INSTRUMENTS
(a)Asustek Computer, Inc.                                                     242,500          1,983
(a)Compal Electronics                                                         708,464          1,907
(a)Hon Hai Precision Industry                                                 364,000          1,843
(a)Siliconware Precision
     Industries Co.                                                         1,301,800          1,891
(a)Taiwan Semiconductor Co.                                                   642,000          1,327
                                                                                       -------------
                                                                                               8,951
                                                                                       -------------
MERCHANDISING
   President Chain Store Corp.                                                278,000            886
                                                                                       -------------
TEXTILES & APPAREL
   Far East Textile                                                         2,530,410          1,959
                                                                                       -------------
                                                                                              13,547
                                                                                       -------------
----------------------------------------------------------------------------------------------------
THAILAND (2.4%)
AUTOMOBILES
(a,b)Thai Engine Manufacturing
     Public Co., Ltd. (Foreign)                                                63,100             24
                                                                                       -------------
----------------------------------------------------------------------------------------------------



      The accompanying notes are an integral part of these financial statements.


                                                                                               VALUE
                                                                               SHARES          (000)
----------------------------------------------------------------------------------------------------
THAILAND (Continued)
BANKING
   Bangkok Bank Public Co., Ltd.
     (Foreign)                                                                955,700  U.S.$   1,178
   Siam Commercial Bank Co., Ltd.
     (Foreign)                                                                680,233            217
(a)Siam Commercial Bank Co., Ltd.
     (Foreign)(Warrants),
     expiring 12/31/02                                                        280,333             -- @
                                                                                       -------------
                                                                                               1,395
                                                                                       -------------
BROADCASTING & PUBLISHING
   BEC World plc (Foreign)                                                     72,100            275
(b)Grammy Entertainment
     Public Co., Ltd. (Foreign)                                               132,500            308
                                                                                       -------------
                                                                                                 583
                                                                                       -------------
BUILDING MATERIALS & COMPONENTS
(a)Siam City Cement Public Co., Ltd. (Foreign)                                 27,800             20
                                                                                       -------------
CHEMICALS
(a,b)National Petrochemical Ltd. (Foreign)                                    195,500             54
                                                                                       -------------
CONSTRUCTION & HOUSING
(a,b)Bangkok Expressway Public Co., Ltd. (Foreign)                            910,300            350
                                                                                       -------------
ELECTRICAL & ELECTRONICS
   Shinawatra Computer Public Co., Ltd. (Foreign)                             201,900            737
                                                                                       -------------
ELECTRONIC COMPONENTS & INSTRUMENTS
   Delta Electronics Public Co., Ltd. (Foreign)                               124,200            706
                                                                                       -------------
ENERGY SOURCES
   Lanna Lignite Co., Ltd. (Foreign)                                           66,400             46
(a)PTT Exploration & Production
     Public Co., Ltd. (Foreign)                                               160,500          1,217
                                                                                       -------------
                                                                                               1,263
                                                                                       -------------
TELECOMMUNICATIONS
   Advanced Information Services Public Co., Ltd. (Foreign)                   340,400          1,452
                                                                                       -------------
                                                                                               6,584
                                                                                       -------------
----------------------------------------------------------------------------------------------------
TURKEY (8.2%)
APPLIANCES & HOUSEHOLD DURABLES
   Arcelik                                                                 18,396,000            863
   Vestel Elektronik Sanayi Ve
     Ticaret AS                                                            13,334,000          1,778
                                                                                       -------------
                                                                                               2,641
                                                                                       -------------
BANKING
     Akbank TAS                                                             6,171,200            199
     Akbank TAS ADR 144A                                                       30,240            195
(a,b)Akbank TAS (Rights)                                                    3,857,000             99
     Turkiye Is Bankasi                                                    16,697,500            674
     Yapi Ve Kredi Bankasi                                                296,552,442          7,573
                                                                                       -------------
                                                                                               8,740
                                                                                       -------------
BEVERAGES & TOBACCO
(a,b)Efes Sinai Yatirim                                                    30,236,087  U.S.$   6,131
     Ege Biracilik Ve Malt Sanayii                                          8,817,000          1,043
     Erciyas Biracilik                                                      1,131,000            172
                                                                                       -------------
                                                                                               7,346
                                                                                       -------------
ENERGY SOURCES
   Petrol Ofisi AS                                                          2,268,000            579
                                                                                       -------------
MERCHANDISING
   Migros Turk TAS                                                            337,000            329
                                                                                       -------------
METALS -- STEEL
(a)Eregli Demir Ve Celik
     Fabrikalari TAS                                                       15,068,000          2,348
                                                                                       -------------
MISCELLANEOUS MATERIALS & COMMODITIES
   Turk Sise Ve Cam
     Fabrikalari AS                                                         5,020,000            166
(a,b)Turk Sise ve Cam
     Fabrikalari AS (Rights)                                                5,020,000             37
                                                                                       -------------
                                                                                                 203
                                                                                       -------------
                                                                                              22,186
                                                                                       -------------
----------------------------------------------------------------------------------------------------
VENEZUELA (0.1%)
UTILITIES -- ELECTRICAL & GAS
  Electricidad de Caracas                                                     388,650            176
                                                                                       -------------
----------------------------------------------------------------------------------------------------

ZIMBABWE (0.7%)
MERCHANDISING
  Meikles Africa Ltd.                                                         342,000            419
                                                                                       -------------
MULTI-INDUSTRY
  Delta Corp., Ltd.                                                         1,297,991            850
   Trans Zambezi Industries
     Ltd. ADR 144A                                                          4,000,000            500
                                                                                       -------------
                                                                                               1,350
                                                                                       -------------
                                                                                               1,769
                                                                                       -------------
----------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
 (Cost U.S. $294,947)                                                                        261,551
                                                                                       -------------
----------------------------------------------------------------------------------------------------
                                                                                 FACE
                                                                               AMOUNT
                                                                                (000)
----------------------------------------------------------------------------------------------------
DEBT INSTRUMENTS (0.2%)
----------------------------------------------------------------------------------------------------
INDIA (0.2%)
BROADCASTING & PUBLISHING
(b)Supreme Petrochem Ltd.
     2.25%, 4/22/02                                       INR                     227             64
                                                                                       -------------
METALS -- STEEL
(b)Shri Ishar Alloy Steels Ltd. 15.00%, 4/21/01                                   581            113
                                                                                       -------------
MULTI-INDUSTRY
(b,e)DCM Shriram Industries Ltd. 9.90%, 2/21/02                                   335            221
----------------------------------------------------------------------------------------------------



      The accompanying notes are an integral part of these financial statements.


                                                                                 FACE          VALUE
                                                                               AMOUNT          (000)
----------------------------------------------------------------------------------------------------
INDIA (Continued)
MULTI-INDUSTRY (CONTINUED)
(b)DCM Shriram Industries Ltd. (Convertible)
     7.50%, 2/21/02                                    INR                        330  U.S.$     173
                                                                                       -------------
                                                                                                 394
                                                                                       -------------
----------------------------------------------------------------------------------------------------
TOTAL DEBT INSTRUMENTS
 (Cost U.S.$1,604)                                                                               571
                                                                                       -------------
----------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (0.4%)
----------------------------------------------------------------------------------------------------
UNITED STATES (0.4%)
REPURCHASE AGREEMENT
   Chase Securities, Inc. 5.40%,
     dated 6/30/98, due 7/1/98,
     to be repurchased at
     U.S.$1,123, collateralized by
     U.S.$1,000, United States
     Treasury Bonds, 6.625%, due
     2/15/27, valued at U.S.$1,154
    (Cost U.S.$1,123)                                  U.S.$                    1,123          1,123
                                                                                       -------------
----------------------------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH
   CUSTODIAN (3.3%)
   Argentine Peso                                      ARP                          6              6
   Brazilian Real                                      BRL                        567            490
   Canadian Dollar                                     CAD                          1              1
   Colombian Peso                                      COP                        160             -- @
   Egyptian Pound                                      EGP                        345            101
   Hong Kong Dollar                                    HKD                      5,279            681
   Hungarian Forint                                    HUF                        326              1
   Indian Rupee                                        INR                     20,668            487
   Indonesian Rupiah                                   IDR                    601,852             41
   Israeli Shekel                                      ISS                      1,407            384
   Malaysian Ringgit                                   MYR                        621            150
   Mexican Peso                                        MXP                      4,836            538
   Moroccan Dirham                                     MAD                      1,954            200
   Pakistani Rupee                                     PKR                     35,800            776
   Peruvian New Sol                                    PSS                          4              1
   Philippine Peso                                     PHP                      1,076             26
   Polish Zloty                                        PLZ                          8              2
   South African Rand                                  ZAR                      6,490          1,096
   South Korean Won                                    KRW                    253,543            185
   Taiwan Dollar                                       TWD                    127,121          3,700
   Venezuelan Bolivar                                  VEB                      3,666              7
                                                                                       -------------
   (Cost U.S. $8,941)                                                                          8,873
                                                                                       -------------
----------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS  (101.0%)
   (Cost U.S. $306,615)                                                                      272,118
                                                                                       -------------
----------------------------------------------------------------------------------------------------

                                                                               AMOUNT         AMOUNT
                                                                                (000)          (000)
----------------------------------------------------------------------------------------------------
OTHER ASSETS (1.3%)
   Net Unrealized Gain on Foreign
     Currency Exchange Contracts                                                1,287
   Dividends Receivable                                                           848
   Receivable for Investments
     Sold                                                              U.S.$      786
   Foreign Withholding Tax Reclaim
     Receivable                                                                   306
   Interest Receivable                                                            171
   Other Assets                                                                    45  U.S.$   3,443
                                                                       --------------  -------------
----------------------------------------------------------------------------------------------------
LIABILITIES (-2.3%)
   Deferred Country Taxes                                                                       (219)
   Payable For:
     Investments Purchased                                                     (2,821)
     Bank Overdraft                                                            (1,815)
     Custodian Fees                                                              (525)
     Investment Advisory Fees                                                    (283)
     Professional Fees                                                            (82)
     Directors' Fees and Expenses                                                 (75)
     Shareholder Reporting Expenses                                               (67)
     Closed Foreign Currency
       Exchange Contract                                                          (40)
     Administrative Fees                                                          (34)
   Other Liabilities                                                              (46)        (5,788)
                                                                       --------------  -------------
----------------------------------------------------------------------------------------------------
NET ASSETS (100%)
   Applicable to 22,824,344, issued and
     outstanding U.S.$0.01 par value shares
     (100,000,000 shares authorized)                                                   U.S.$ 269,554
----------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                                              U.S.$   11.81
----------------------------------------------------------------------------------------------------
AT JUNE 30, 1998, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------------------------------
   Common Stock                                                                        U.S.$      23
   Capital Surplus                                                                           342,234
   Accumulated Net Investment Loss                                                            (1,432)
   Accumulated Net Realized Loss                                                             (36,437)
   Unrealized Depreciation on Investments
     and Foreign Currency Translations
     (net of accrued foreign tax of U.S.$1,442
     on unrealized appreciation)                                                             (34,834)
----------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                       U.S.$ 269,554
----------------------------------------------------------------------------------------------------



      The accompanying notes are an integral part of these financial statements.

 (a) -- Non-income producing
 (b) -- Security valued at fair value -- see note A-1 to financial statements.
 (c) -- Security valued at cost -- see note A-1 to financial statements.
 (d) -- The Fund is advised by an affiliate.
 (e) -- Variable/floating rate security -- rate disclosed is as of June 30, 1998.
  @  -- Value is less than U.S.$500.
144A -- Certain conditions for public sale may exist.
ADR  -- American Depositary Receipt
GDR  -- Global Depositary Receipt
NOTE: Prior governmental approval for foreign investments may be required under certain circumstances in some emerging markets, and foreign ownership limitations may also be imposed by the charters of individual companies in emerging markets. As a result, an additional class of shares designated as "foreign" may be created, and offered for investment. The "local" and "foreign" shares' market values may vary.

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
  Under the terms of foreign currency exchange contracts open at June 30, 1998, the Fund is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

                                                                                 NET
      CURRENCY                                    IN                          UNREALIZED
        TO                                      EXCHANGE                         GAIN
      DELIVER        VALUE       SETTLEMENT       FOR            VALUE          (LOSS)
       (000)         (000)          DATE         (000)           (000)           (000)
---------------  --------------  ----------  ---------------  -------------  ---------------
MAD       1,954  U.S.$     201     07/01/98  U.S.$       199  U.S.$     199  U.S.$      (2)
U.S.$       366            366     07/01/98  BRL         423            366             --
            144            144     07/01/98  MYR         591            142             (2)
HKD       5,003            646     07/02/98  U.S.$       646            646             --
MYR      15,532          3,670     08/11/98            4,127          4,127            457
ZAR      21,019          3,431     09/18/98            3,788          3,788            357
          3,215            511     12/23/98              555            555             44
         12,967          2,061     12/24/98            2,199          2,199            138
         16,068          2,568     12/28/98            2,748          2,748            180
KRW     848,033            613     12/29/98              557            557            (56)
ZAR       2,010            321     12/31/98              330            330              9
KRW   2,163,987          1,564     01/04/99            1,402          1,402           (162)
ZAR      19,381          2,974     06/21/99            3,298          3,298            324
                 -------------                                -------------  -------------
                 U.S.$  19,070                                U.S.$  20,357  U.S.$   1,287
                 -------------                                -------------  -------------
                 -------------                                -------------  -------------

------------------------------------------------------------
JUNE 30, 1998 EXCHANGE RATES:
------------------------------------------------------------
ARP    Argentina Peso                   1.000  =  U.S. $1.00
BRL    Brazilian Real                   1.157  =  U.S. $1.00
CAD    Canadian Dollar                  1.472  =  U.S. $1.00
COP    Colombian Peso               1,369.605  =  U.S. $1.00
EGP    Egyptian Pound                   3.411  =  U.S. $1.00
HKD    Hong Kong Dollar                 7.748  =  U.S. $1.00
HUF    Hungarian Forint               218.680  =  U.S. $1.00
INR    Indian Rupee                    42.400  =  U.S. $1.00
IDR    Indonesian Rupiah           14,750.000  =  U.S. $1.00
ISS    Israeli Shekel                   3.670  =  U.S. $1.00
MYR    Malaysian Ringgit                4.150  =  U.S. $1.00
MXP    Mexican Peso                     8.991  =  U.S. $1.00
MAD    Morrocan Dhiram                  9.753  =  U.S. $1.00
PKR    Pakistani Rupee                 46.105  =  U.S. $1.00
PSS    Peruvian New Sole                2.938  =  U.S. $1.00
PHP    Phillipine Peso                 41.700  =  U.S. $1.00
PLZ    Polish Zlotey                    3.487  =  U.S. $1.00
ZAR    South African Rand               5.919  =  U.S. $1.00
KRW    South Korean Won             1,373.000  =  U.S. $1.00
TWD    Taiwan Dollar                   34.361  =  U.S. $1.00
VEB    Venezuelan Bolivar             553.000  =  U.S. $1.00
------------------------------------------------------------


      The accompanying notes are an integral part of these financial statements.

SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
CLASSIFICATION -- JUNE 30, 1998

                                                                     PERCENT
                                                      VALUE           OF NET
INDUSTRY                                              (000)           ASSETS
----------------------------------------------------------------------------
Appliances & Household Durables                U.S.$   7,187            2.7%
Automobiles                                            3,416            1.3
Banking                                               28,240           10.5
Beverages & Tobacco                                   23,581            8.8
Broadcasting & Publishing                             10,208            3.8
Building Materials & Components                        4,689            1.7
Business & Public Services                             2,365            0.9
Chemicals                                              7,344            2.7
Construction & Housing                                 1,113            0.4
Data Processing & Reproduction                         1,049            0.4
Electrical & Electronics                               4,984            1.9
Electronic Components & Instruments                   11,714            4.3
Energy Sources                                        12,738            4.7
Financial Services                                     2,765            1.0
Food & Household Products                              1,953            0.7
Forest Products & Paper                                1,246            0.5
Health & Personal Care                                 3,822            1.4
Industrial Components                                  1,136            0.4
Insurance                                              2,287            0.9
Leisure & Tourism                                        886            0.3
Machinery & Engineering                                  794            0.3
Merchandising                                          6,723            2.5
Metals -- Non-Ferrous                                  1,224            0.5
Metals -- Steel                                        6,388            2.4
Miscellaneous Materials & Commodities                  1,156            0.4
Multi-Industry                                        13,054            4.8
Real Estate                                            1,514            0.6
Retail -- Major Department Stores                        478            0.2
Telecommunications                                    79,114           29.3
Textiles & Apparel                                     2,885            1.1
Transportation -- Road & Rail                          3,192            1.2
Transportation -- Shipping                               153            0.0
Utilities -- Electrical & Gas                         10,600            3.9
Wholesale & International Trade                        2,124            0.8
Other                                                  9,996            3.7
                                               -------------         ------
                                               U.S.$ 272,118          101.0%
                                               -------------         ------
                                               -------------         ------
---------------------------------------------------------------------------

SUMMARY OF TOTAL INVESTMENTS BY COUNTRY --
JUNE 30, 1998

                                                                     PERCENT
                                                      VALUE           OF NET
COUNTRY                                               (000)           ASSETS
----------------------------------------------------------------------------
Argentina                                      U.S.$  11,648            4.3%
Brazil                                                44,725           16.6
Chile                                                  1,743            0.7
China                                                  1,892            0.7
Colombia                                                  12            0.0
Egypt                                                  4,581            1.7
Greece                                                 5,799            2.2
Hong Kong                                              3,876            1.4
Hungary                                                7,611            2.8
India                                                 17,695            6.6
Indonesia                                              2,475            0.9
Israel                                                11,417            4.2
Korea                                                 10,825            4.0
Malaysia                                               6,557            2.4
Mexico                                                24,685            9.2
Pakistan                                               4,986            1.9
Philippines                                            4,937            1.8
Poland                                                 8,845            3.3
Russia                                                23,485            8.7
South Africa                                          20,066            7.5
Taiwan                                                13,547            5.0
Thailand                                               6,584            2.4
Turkey                                                22,186            8.2
United States (short-term investment)                  1,123            0.4
Venezuela                                                176            0.1
Zimbabwe                                               1,769            0.7
Other                                                  8,873            3.3
                                               -------------          -----
                                               U.S.$ 272,118          101.0%
                                               -------------          -----
                                               -------------          -----
---------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

                                                                                      SIX MONTHS
                                                                                         ENDED
                                                                                     JUNE 30, 1998
                                                                                      (UNAUDITED)
STATEMENT OF OPERATIONS                                                                  (000)
--------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      U.S.$  3,533
   Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               256
   Less: Foreign Taxes Withheld . . . . . . . . . . . . . . . . . . . . . . . .              (157)
-------------------------------------------------------------------------------------------------
       Total Income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             3,632
-------------------------------------------------------------------------------------------------
EXPENSES
   Investment Advisory Fees . . . . . . . . . . . . . . . . . . . . . . . . . .             1,902
   Custodian Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               665
   Administrative Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . .               192
   Professional Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                78
   Shareholder Reporting Expenses . . . . . . . . . . . . . . . . . . . . . . .                61
   Country Tax Expense  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                47
   Directors' Fees and Expenses . . . . . . . . . . . . . . . . . . . . . . . .                31
   Transfer Agent Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 7
   Other Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                55
--------------------------------------------------------------------------------------------------
       TOTAL EXPENSES . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             3,038
--------------------------------------------------------------------------------------------------
          Net Investment Income . . . . . . . . . . . . . . . . . . . . . . . .               594
--------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
   Investment Securities Sold . . . . . . . . . . . . . . . . . . . . . . . . .           (21,578)
   Foreign Currency Transactions  . . . . . . . . . . . . . . . . . . . . . . .            (1,091)
--------------------------------------------------------------------------------------------------
       Net Realized Loss  . . . . . . . . . . . . . . . . . . . . . . . . . . .           (22,669)
--------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
   Depreciation on Investments  . . . . . . . . . . . . . . . . . . . . . . . .           (11,878)
   Appreciation on Foreign Currency Translations. . . . . . . . . . . . . . . .             1,709
--------------------------------------------------------------------------------------------------
       Change in Unrealized Appreciation/Depreciation . . . . . . . . . . . . .           (10,169)
--------------------------------------------------------------------------------------------------
Total Net Realized Loss and Change in Unrealized Appreciation/Depreciation  . .           (32,838)
--------------------------------------------------------------------------------------------------
   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . .     U.S.$ (32,244)
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------

                                                                     SIX MONTHS
                                                                        ENDED
                                                                    JUNE 30, 1998     YEAR ENDED
                                                                     (UNAUDITED)   DECEMBER 31, 1997
STATEMENT OF CHANGES IN NET ASSETS                                      (000)            (000)
---------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income. . . . . . . . . . . . . . . . . . . . .   U.S.$     594    U.S.$     621
  Net Realized Gain (Loss) . . . . . . . . . . . . . . . . . . .         (22,669)          41,204
  Change in Unrealized Appreciation/Depreciation . . . . . . . .         (10,169)         (45,450)
--------------------------------------------------------------------------------------------------
  Net Decrease in Net Assets Resulting from Operations . . . . .         (32,244)          (3,625)
--------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income. . . . . . . . . . . . . . . . . . . . .          (2,602)            (220)
  Net Realized Gain. . . . . . . . . . . . . . . . . . . . . . .         (49,737)            (244)
--------------------------------------------------------------------------------------------------
  Total Distributions. . . . . . . . . . . . . . . . . . . . . .         (52,339)            (464)
--------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Reinvestment of Distributions (29,974 shares). . . . . . . . .              --              475
--------------------------------------------------------------------------------------------------
  Total Decrease . . . . . . . . . . . . . . . . . . . . . . . .         (84,583)          (3,614)
Net Assets:
  Beginning of Period. . . . . . . . . . . . . . . . . . . . . .         354,137          357,751
--------------------------------------------------------------------------------------------------
  End of Period (including undistributed net investment income
    (accumulated net investment loss) of U.S.$(1,432) and
    U.S.$576, respectively). . . . . . . . . . . . . . . . . . .   U.S.$ 269,554    U.S.$ 354,137
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------


      The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

                                         SIX MONTHS
                                            ENDED                              YEAR ENDED DECEMBER 31,
SELECTED PER SHARE DATA AND RATIOS:     JUNE 30, 1998  ----------------------------------------------------------------------------
                                         (UNAUDITED)       1997           1996           1995           1994           1993
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD. . . . . . . . . . . . . U.S.$  15.52   U.S.$  15.69   U.S.$  14.69   U.S.$  20.30       U.S.$  28.20   U.S.$  16.74
-----------------------------------------------------------------------------------------------------------------------------------
Offering Costs . . . . . . . . . . .           --             --             --          (0.03)             (0.02)         (0.03)
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss) . . . .         0.03           0.03           0.10           0.06              (0.12)            --
Net Realized and Unrealized Gain
  (Loss) on Investments. . . . . . .        (1.45)         (0.18)          1.92          (3.14)             (1.30)         13.96
-----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment
      Operations . . . . . . . . . .        (1.42)         (0.15)          2.02          (3.08)             (1.42)         13.96
-----------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income  . . . . . .        (0.11)         (0.01)            --             --                --             --
  In Excess of Net Investment
    Income . . . . . . . . . . . . .           --             --          (0.05)            --                 --             --
  Net Realized Gain. . . . . . . . .        (2.18)         (0.01)         (0.84)         (1.29)             (6.50)         (1.04)
  In Excess of Net Realized Gain . .           --             --          (0.14)            --                 --          (0.45)
-----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions. . . . . . .        (2.29)         (0.02)         (1.03)         (1.29)             (6.50)         (1.49)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Asset
  Value from Capital Share
  Transaction. . . . . . . . . . . .           --             --           0.01**        (1.21)+++           0.04++        (0.98)+
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD . . . U.S.$  11.81   U.S.$  15.52   U.S.$  15.69   U.S.$  14.69       U.S.$  20.30   U.S.$  28.20
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE,
  END OF PERIOD  . . . . . . . . . . U.S.$   9.38   U.S.$  13.06   U.S.$  13.88   U.S.$  15.50       U.S.$  21.50   U.S.$  31.63
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
  Market Value . . . . . . . . . . .       (13.32)%        (5.75)%        (4.59)%       (16.61)%++++     (10.61)%       100.96%++++
  Net Asset Value (1). . . . . . . .        (8.10)%        (0.97)%        13.84%        (16.30)%++++      (5.33)%        95.22%++++
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
  (THOUSANDS). . . . . . . . . . . . U.S.$269,554   U.S.$354,137   U.S.$357,751   U.S.$332,879       U.S.$321,729   U.S.$411,975
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to
  Average Net Assets . . . . . . . .       2.00%*          1.84%          1.87%          1.86%              1.75%          1.85%
Ratio of Net Investment Income to
  Average Net Assets . . . . . . . .       0.39%*          0.15%          0.58%          0.30%             (0.48)%        (0.03)%
Portfolio Turnover Rate. . . . . . .         44%             90%            67%            61%                52%            68%
-----------------------------------------------------------------------------------------------------------------------------------

     * Annualized
    ** Increase (decrease) per share due to reinvestment of distributions.
     + Consists of $0.03 per share increase from reinvestment of distributions and $1.01 decrease per share due to Common Stock issued through Rights Offering during the year.
    ++ Consists of $0.02 per share increase from reinvestment of distributions and $0.02 increase per share due to Common Stock Offering during the year.
   +++ Increase (decrease) per share due to Common Stock issued through Rights
       Offering during the year.
  ++++ This return does not include the effect of the rights issued in connection with the Rights Offering.
   (1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.


      The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 1998
-----------
     Morgan Stanley Emerging Markets Fund, Inc. (the "Fund") was incorporated on August 27, 1991 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. The following significant accounting policies, which are in conformity with generally accepted accounting principles for investment companies, are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors (the "Board"), although the actual calculations may be done by others. At June 30, 1998, securities valued at $20,500,000 representing 7.6% of net assets have been fair valued. The amounts realized upon disposition may differ from the assigned valuations and such differences could be material.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

     The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

       - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

       - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

The Fund intends to use derivatives more actively than it has in the past. The Fund intends to engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund intends to use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments and their associated risks that the Fund intends to utilize:

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such securities on the custody statement for its regular custody account. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7.   SWAP AGREEMENTS:   The Fund may enter into swap agreements to exchange the
     return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

8. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the structured security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in structured securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

9. OVER-THE-COUNTER TRADING: Derivative instruments that may be purchased or sold by the Fund are expected to regularly consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

10. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured.

     The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions, gains on certain securities of corporations designated as "passive foreign investment companies" and the timing of the recognition of gains or losses on securities.

     Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and capital surplus.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Asset Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.25% of the Fund's average weekly net assets.

C. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.08% of the Fund's average weekly net assets, plus $65,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator. The Chase Manhattan Bank acts as custodian for the Fund's assets held in the United States.

D. Morgan Stanley Trust Company (the "International Custodian"), an affiliate of the Adviser, acts as custodian for the Fund's assets held outside the United States in accordance with a Custody Agreement. Custodian fees are payable monthly based on assets under custody, investment purchase and sale activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses. Investment transaction fees vary by country and security type. For the six months ended June 30, 1998, the Fund incurred fees of $623,000 with the International Custodian, of which $460,000 was payable to the International Custodian at June 30, 1998. In addition, for the six months ended June 30, 1998, the Fund has earned interest income of $30,000 and incurred interest expense of $13,000 on balances with the International Custodian.

E. During the six months ended June 30, 1998, the Fund made purchases and sales totaling approximately $131,101,000 and $166,054,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. For the six months ended June 30, 1998, the Fund incurred $46,000 as brokerage commissions to Morgan Stanley & Co. Incorporated, an affiliate of the Adviser. At June 30, 1998, the U.S. Federal income tax cost basis of securities was $297,674,000 and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $34,429,000 of which $38,184,000 related to appreciated securities and $72,613,000 related to depreciated securities.

F. A significant portion of the Fund's net assets consist of securities of issues located in emerging markets, which are denominated in foreign currencies. Changes in cur-rency exchange rates will affect the value of and investment income from such securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than U.S. securities. In addition, emerging market issues may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty. Accordingly, the price which the Fund may realize upon sale of securities in such markets may not be equal to its value as presented in the financial statements.

G. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. The deferred fees payable, under the Plan, at June 30, 1998 totaled $64,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

H. In June, the Board of Directors amended your Fund's by-laws to require advance notice of any proposals to be made at stockholders' meetings. For annual meetings the notice must be given to the Fund's secretary at least 60 days before the anniversary date of the previous year's annual meeting. This year's annual meeting of stockholders was held on June 24. This provision was adopted to permit the Fund's stockholders and Directors to consider every stockholder proposal on an informed basis and in an organized fashion, taking into account the interests of all affected constituencies.

                          I.  Supplemental Proxy Information

The Annual Meeting of the Stockholders of the Morgan Stanley Emerging Markets Fund, Inc. was held on June 24, 1998. The following is a summary of each proposal presented and the total number of shares voted:

                                                                               VOTES IN       VOTES     AUTHORITY      VOTES
PROPOSAL:                                                                      FAVOR OF      AGAINST     WITHHELD    ABSTAINED
---------                                                                     ----------     -------    ---------    ---------
1.  To elect the following Directors:   Michael F. Klein. . . . . . . .      18,762,458           --      223,304           --
                                        Barton M. Biggs . . . . . . . .      18,825,393           --      160,370           --
                                        John A. Levin . . . . . . . . .      18,809,333           --      176,430           --
                                        William G. Morton, Jr.. . . . .      18,790,818           --      194,945           --

2.  To ratify the selection of PricewaterhouseCoopers LLP as independent
    accountants of the Fund. . . . . . . . . . . . . . . . . . . . . . .     18,884,310       62,400           --       39,053


DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless Boston Equiserve (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                              Morgan Stanley Emerging Markets Fund, Inc.
                              Boston Equiserve
                              Dividend Reinvestment Unit
                              P.O. Box 1681
                              Boston, MA 02105-1681
                              1-800-730-6001



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